Exhibit 99.1

Fortune Rise Acquisition Corporation Announces Hiring of Richard Brand

as Principal Executive Officer and Chief Financial Officer and Engagement of Nelson Mullins

July 27, 2023 | CLEARWATER, FL – Fortune Rise Acquisition Corporation (Nasdaq: FRLA) (“FRLA”) today announced that it has recently hired Richard A. Brand as Principal Executive Officer and Chief Financial Officer and has retained Nelson Mullins Riley & Scarborough LLP to advise on its proposed business combination with Water on Demand, Inc. (“WOD”), a privately-held subsidiary of OriginClear, Inc. (OTC: Other: OCLN) and owner of FRLA’s sponsor, Fortune Rise Sponsor LLC, with which it has signed a non-binding letter of intent (the “Business Combination”).

Mr. Brand served as Chief Financial Officer for public companies following being a hedge fund Portfolio Manager and a Capital Markets executive. Nelson Mullins is one of the leading legal advisors to SPACs, currently ranked in the top 10 most active firms according to SPAC Research.

“We are very happy to have Rich join us. Some of our board members have known him for decades and have been impressed with his deep experience in managing securities offerings. We are also pleased to have Nelson Mullins representing us through the proposed de-SPAC process,” said Ronald Pollack, FRLA’s Chairman of the Board.

About Fortune Rise Acquisition Corporation

FRLA is a blank check company incorporated in February 2021 as a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

FRLA is a “shell company” as defined under the Securities Exchange Act of 1934, as amended. FRLA will not generate any operating revenues until after the completion of its initial business combination, at the earliest. To date, FRLA’s efforts have been limited to organizational activities and activities related to its initial public offering as well as the search for a prospective business combination target.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Business Combination, FRLA intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to stockholders of FRLA in connection with FRLA’s solicitation of proxies for the vote by FRLA’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of FRLA to be issued in the Business Combination. FRLA’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, FRLA and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to FRLA’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Fortune Rise Acquisition Corporation, 13575 58th Street North, Suite 200, Clearwater, Florida 33760.

Participants in the Solicitation of Proxies

FRLA and its directors and executive officers may be deemed participants in the solicitation of proxies from FRLA’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in FRLA is contained in the Annual Report on Form 10-K filed by FRLA with the SEC on April 13, 2023, as supplemented by the Current Report on Form 8-K filed by FRLA with the SEC on July 19, 2023, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Fortune Rise Acquisition Corporation, 13575 58th Street North, Suite 200, Clearwater, Florida 33760. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

WOD’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FRLA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

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No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. These forward-looking statements include, without limitation, FRLA’s, and WOD’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FRLA and its management, and WOD and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against FRLA, WOD, the combined company or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of FRLA or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of FRLA or WOD as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that FRLA, WOD or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) WOD’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FRLA’s final prospectus relating to its initial public offering dated November 2, 2021 and in subsequent filings with the SEC, including the proxy statement relating to the Business Combination expected to be filed by FRLA.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. Neither FRLA nor WOD undertakes any duty to update these forward-looking statements.

Contact Information:

Fortune Rise Acquisition Corporation.

Richard Brand

brand_rich@yahoo.com

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